                                                                   EXHIBIT 10.16



UNIT PURCHASE AGREEMENT


       THIS UNIT PURCHASE AGREEMENT (this "Agreement"), entered into as of August 14, 1996, by and among TV Games, Inc. ("Seller"), a Delaware corporation wholly owned by Multimedia Games, Inc. ("MMG"), AGN Venturer L.L.C., a Delaware limited liability company (the "Company") and each other person signatory hereto (each a "Buyer" and collectively the "Buyers").

                              W I T N E S S E T H:

       WHEREAS, Seller owns one hundred (100) membership units representing a one hundred percent ownership interest in the Company (the "Units");

       WHEREAS, after the conversion of American Gaming Network, JV, a New York general partnership into American Gaming Network, L.P., a New York limited partnership, and the merger of American Gaming Network, L.P. into American Gaming Network, L.L.C., the Company owns fifty one percent (51%) of American Gaming Network, L.L.C. ("AGN");

       WHEREAS, the Company is liable for a certain promissory note in the principal amount of four hundred thousand dollars ($400,000) payable to Graff Pay-Per-View, Inc., a Delaware corporation ("Graff")(the "$400,000 Graff Note");

       WHEREAS, the Company was liable for a certain promissory note in the principal amount of one hundred thousand dollars ($100,000) payable to Graff (the "$100,000 Graff Note");

       WHEREAS, MMG advanced $100,000 to the Company for the payment of the $100,000 Graff Note which was paid in full on July 25, 1996 (the "MMG Advance");
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       WHEREAS, the MMG Advance remains a continuing obligation of the Company to MMG;

       WHEREAS, AGN is liable for a certain promissory note in the principal amount of three hundred thirty six thousand dollars ($336,000) payable to MMG (the "$336,000 MMG Note"); and

       WHEREAS, Seller desires to sell and Buyers desire to purchase the Units, for the consideration and upon the terms and conditions set forth in this Agreement;

       NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

       1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

       "Affiliate" shall have the meaning prescribed by Rule 12b-2 of the regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended.

       "Business Day" shall mean any day other than a Saturday, Sunday, Federal holiday or a day on which the banks in New York are required or permitted by law to be closed.

       "Capital Expenditures" shall mean, for any period, all expenditures during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year (other than expenditures for replacements and substitutions





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for such equipment, fixed assets, real property or improvements from the proceeds of insurance.)

       "Claim" shall mean any demand, claim, action or cause of action based on any Loss.

       "Closing" shall mean the closing referred to in Section 3.01 of this Agreement.

       "Commercial Efforts" shall mean such efforts as shall not require the performing party (i) to do any act that is unreasonable under the circumstances, (ii) to make any capital contribution not expressly contemplated hereunder, (iii) to amend or waive any rights under this Agreement, or (iv) to incur or expend any funds other than reasonable out-of-pocket expenses incurred in satisfying its obligation hereunder, including the fees, expenses and disbursements of accountants, counsel and other professionals.

       "Graff Purchase Agreement" shall mean the Purchase Agreement dated June 25, 1996, by and among MMG, Seller, the Company, Graff, American Gaming Network, Inc., Cable Video Store, Inc. and American Gaming Network JV.

       "Lien" shall mean any mortgage, pledge, security interest, lien, charge, encumbrance, equity, claim, option, tenancy, right or restriction on transfer of any nature whatsoever.


       "Loss" shall mean any loss, damage, liability, cost, assessment or expense including, without limitation, any interest, fine, court cost and reasonable investigation cost, penalty and attorneys' and expert witnesses' fees, disbursements and expenses, after taking into account any insurance proceeds actually received by or paid on behalf of any party incurring a Loss which are not required to be remitted by such party to any other party pursuant to the terms hereof.





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       "Person" shall mean an individual, a partnership, a joint venture, a corporation, an association, a trust, an individual retirement account or any other entity or organization, including a government or any department or agency thereof.


                                   ARTICLE II

                               PURCHASE AND SALE

       2.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, at the Closing on the Closing Date Buyers will purchase the Units from Seller and Seller will sell all right, title and interest in the Units to Buyers.

       2.2  Purchase Price.  In consideration of the sale of the Units, at the
Closing:

       (a) Buyers will contribute (or agree to contribute) to the capital of the Company, five hundred thousand dollars ($500,000.00)(the "Cash Amount"). The portion of the Cash Amount each Buyer shall be responsible for is set forth on Exhibit A attached hereto; and

       (b) Each Buyer will execute and deliver to Seller a personal guaranty, in substantially the form attached hereto as Exhibit B, agreeing to guaranty the principal portion of the $336,000 MMG Note and not interest; provided that the individual liability for each Buyer shall not exceed the product of (x), the number of Units purchased by such Buyer pursuant to this Agreement, multiplied by (y) three thousand three hundred sixty (3,360) (collectively, the "Guaranties").

       2.3 Application of Cash Amount. Buyers agree to cause the Company to apply the proceeds from the Cash Amount at Closing as follows:





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       (a) Four hundred thousand dollars ($400,000.00) of the Cash Amount shall be contributed within thirty (30) days from the Closing Date to the capital of AGN, for the business purposes of AGN; and

       (b) One hundred thousand dollars ($100,000) of the Cash Amount shall be used to pay at Closing the MMG Advance.


                                  ARTICLE III

                                    CLOSING

       3.1 Closing. Subject to Section 8 hereof, the Closing of the sale and purchase of the Units shall take place at 10:00 A.M., local Oklahoma time on August 14, 1996 or at such other date and time as the parties hereto may mutually agree (the "Closing Date"). The Closing shall be by facsimile ( original execution copies to follow).

       3.2  Deliveries at Closing.

       (a) At Closing, Seller shall deliver or cause to be delivered the following:

              (i) the Units, together with an assignment separate from certificate executed in blank in form and substance satisfactory to Buyers;

              (ii) a put/call agreement pertaining to the Units in substantially the form attached hereto as Exhibit C (the "Put/Call Agreement");

              (iii) a right of first refusal agreement pertaining to the Units in substantially the form attached hereto as Exhibit D (the "Right of First Refusal Agreement");





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              (iv) a registration rights agreement pertaining to the MMG Shares
              (as defined in the Put/Call Agreement)in substantially the form attached hereto as Exhibit E (the "Registration Rights Agreement"); and

              (v) such other documents and instruments as reasonably may be requested by Buyers not less than five business days prior to the Closing.

       (b) At Closing, Buyers shall deliver or cause to be delivered the following:

              (i) $100,000 of the Cash Amount, by wire transfer to an account designated by Seller;

              (ii) the Guaranties;

              (iii) the Put/Call Agreement;

              (iv) the Right of First Refusal Agreement; and

              (v) such other documents and instruments as reasonably may be requested by Seller not less than five business days prior to the Closing.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

       Seller hereby represents and warrants to Buyers as follows:

       4.1 Organization; Qualification; Authority. Seller represents it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to make, execute, deliver and perform this Agreement





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and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary and proper corporate action, including shareholder action. Neither the execution, delivery and performance of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby conflict with or will result in any breach or default of any provision of the Certificate of Incorporation or Bylaws of Seller. This Agreement has been duly and validly executed and delivered by the duly authorized officers of Seller and constitutes the valid, legally binding and enforceable obligations of Seller in accordance with the terms of this Agreement.

       4.2 Title to Units. Seller has and will transfer to Buyers at the Closing (to each Buyer in such amounts as are specified in writing to Seller prior to the Closing), good and valid title to the Units, free and clear of all Liens. There are no outstanding options, warrants or other rights or agreements to purchase or sell the Units. The Units constitute, and upon completion of the transaction contemplated hereby the Buyers will acquire, the entirety of Seller's ownership interest in the Company. The Units constitute all outstanding interests in the income and losses of the Company. The Company has not entered into any agreements to issue any interest in the income and losses of the Company.

       4.3 Conflicting Agreements; No Liens. Neither the execution or delivery of this Agreement nor the fulfillment of or compliance with the terms or provisions hereof will result in a breach of the terms, conditions or provisions of or constitute, whether or not with the giving of notice or lapse of time, or both, a default under, or result in a violation of, any agreement, contract, instrument, order, judgment or decree to which Seller is a party or by which the Seller or the Units are bound, or violate any provision of any applicable law, statute, rule or regulation or any order, decree, writ or injunction of any court or governmental body or result in creation or imposition of any Lien.





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       4.4 Status of the Company.  The Company is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has all powers and all governmental licenses, authorizations, consents and approvals required to own its own property and assets and carry on its business as now conducted and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a material adverse effect on the business, operations, properties or assets of the Company (a "Material Adverse Effect"). Attached hereto as Exhibit F is a true, correct and complete copy of the limited liability operating agreement of the Company.

       4.5 Status of AGN. AGN is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has all powers and all governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted and has been duly qualified and in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect. AGN owns all of the assets, rights and obligations of American Gaming Network, L.P., a New York limited partnership, and of American Gaming Network, JV, a New York general partnership, free and clear of all Liens. The Company currently owns 51% of the outstanding membership units in AGN and Seller owns 49% of the membership units in AGN. The membership units held by the Company and TVG in AGN constitute all outstanding interests in the income and losses of AGN and there are no outstanding options, warrants or other rights or agreements to purchase or sell such membership units, except as set forth in the limited liability company agreement for AGN, a true, correct and complete copy of which is attached hereto as Exhibit G and except as set forth in the Put/Call Agreement. AGN has not entered into any agreement to issue any interests in the income and losses of AGN except as provided in its limited liability company agreement. AGN has no outstanding indebtedness except (i) trade payables incurred in the ordinary





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course of business which shall not exceed $50,000 as of the Closing Date, (ii)
the $336 MMG Note, a true and complete copy of which is attached hereto as Exhibit H and (iii) a guaranty of the $400,000 Graff Note (the "Graff Guaranty").

       4.6 Indebtedness of the Company and AGN. Upon the payment to MMG of the MMG Advance, the Company shall have no outstanding indebtedness except the $400,000 Graff Note, a true, complete and correct copy of which is attached hereto as Exhibit I. As of the Closing Date, Graff shall have no Claim or potential Claim against AGN or the Company with respect to the $100,000 Graff Note. Furthermore, as of the Closing Date, and after giving effect to the payment required in Section 2.3(b) herein, neither the Company nor AGN shall have any obligations to (i) Graff or its Affiliates except the $400,000 Graff Note and the MMG Retained Contract Rights as defined in the Graff Purchase Agreement or (ii) MMG or its Affiliates except as set forth in the $336,000 MMG Note, and the limited liability company agreement of AGN.


                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

       Each Buyer hereby represents and warrants, severally and not jointly, as follows:

       5.1 Authorization. Each Buyer has full power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of each Buyer.

       5.2 Purchase Entirely for Own Account. The Units to be purchased by each Buyer will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view





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to Buyer's distribution of any part thereof; and each Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Units.

       5.3 Reliance Upon Investors' Representations. Each Buyer understands that the Units have not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Seller's reliance on such exemption is predicated on Buyer's representations set forth herein.

       5.4 Receipt of Information. Each Buyer believes he has received all the information which he considers necessary or appropriate for deciding whether to purchase the Units. Each Buyer further represents that he has had an opportunity to ask questions and receive answers from the Company and Seller and their respective officers regarding the terms and conditions of the offering of the Units and the business, properties, prospects, and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to or to which the Buyer otherwise had access.

       5.5 Restricted Securities. Each Buyer understands that he must bear the economic risk of an investment in the Units for an indefinite period of time, that there is no established market for the Units and that it is not anticipated that any public market for the Units will develop in the future. Each Buyer understands that the Units may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Units or an available exemption from registration, the Units must be held indefinitely. In particular,





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each Buyer is aware that the Units may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

       5.6 Conflicting Agreement. Neither the execution or delivery of this Agreement nor the fulfillment of or compliance with the terms or provisions hereof will result in a breach of the terms, conditions or provisions of, or constitute, whether or not with the giving of notice or lapse of time, or both, a default under, or result in a violation of, any agreement, contract, instrument, order, judgment or decree to which the Buyer is a party or by which such Buyer is bound, or violate any provision of any applicable law, statute, rule or regulation or any order, decree, writ or injunction of any court or governmental body.

       5.7 Accredited Investor. Each Buyer is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended.


                                   ARTICLE VI

                            COVENANTS OF THE PARTIES

       6.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated; provided however, that Seller shall pay all reasonable legal fees and expenses incurred by Buyers in connection with this Agreement.

       6.2 Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its Commercial





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Efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement. On and from time to time after the Closing Date, without further consideration, Seller will, at its own expense, execute and deliver such documents to Buyers as Buyers may reasonably request in order to consummate the transactions contemplated by the Agreement. On and from time to time after the Closing Date, without further consideration, Buyers will, at their own expense, execute and deliver such documents to Seller as Seller may reasonably request in order to consummate the transactions contemplated by this Agreement.

       6.3 Filing. The parties shall promptly make, or cause to be made, all such filings and submissions under laws and regulations applicable to such party, if any, as may be required for the consummation of the transactions contemplated hereby. The parties hereto will coordinate and cooperate with one another in exchanging such information and reasonable assistance as may be requested in connection with all of the foregoing.

       6.4 Transfer Taxes. Seller shall pay the cost of any conveyance, deed, transfer, excise, stamp, sales, use, recording or similar taxes or fees, arising out of the sale, transfer, conveyance or assignment of the Units as contemplated hereby. The covenants contained in this Section 6.4 shall survive the Closing Date until fully discharged.

       6.5 Brokers Fee's. Seller and Buyers each hereby represent that neither party has paid or agreed to pay any brokerage commissions or finder's fees or employed any broker or finder in connection with any transaction contemplated by this Agreement.

       6.6 Amendment of Limited Liability Company Agreement of AGN. Seller and Buyers agree that the limited liability company agreement of AGN shall be amended after the Closing Date and that each party shall negotiate the terms and conditions of such amendment in good





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faith.  The parties agree that the amendments will specifically include provisions providing for the following:

       (i) a management committee comprised of six(6) members, three (3)of whom shall be chosen by Seller and three (3) of whom shall be chosen by the Company;

       (ii) tag along rights of the Company (x) in the event of a sale by Seller of Seller's interest in AGN and (y) in the event of sale by MMG of MMG's interest in Seller; and

       (ii) a majority vote of the management committee of AGN before the management committee of AGN may cause or authorize AGN to:

              (a) create or incur any debt, or become liable as a surety, guarantor, accommodation endorser or otherwise for or upon the obligation of any other Person in excess of $50,000 during any single fiscal year of AGN;

              (b) create, assume or suffer to exist any Lien on any of the assets of AGN, or upon or with respect to any proceeds therefrom, or assign any accounts receivable or other right to receive income or proceeds;

              (c) acquire a "business" (as described by the Securities and Exchange Commission in Regulation S-X, Rule 11-01(d)) of another Person whether by purchase of substantially all of the assets of a "business" or by purchasing securities of a "business";

              (d) sell, or consolidate or merge, a "business" (as described by the Securities and Exchange Commission in Regulation S-X, Rule 11-01(d)) of AGN to or with another Person;





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              (e) enter into a transaction with an Affiliate;

              (f) make Capital Expenditures in excess of $25,000 individually or $100,000 in the aggregate for any fiscal year of AGN;

              (g) pay dividends or make any distributions to any holder of membership units in AGN except payments of indemnity under the limited liability company agreement of AGN;

              (h) appoint or remove the chief executive officer, chief operating officer, chief financial officer and/or any other officers of AGN;

              (i) invest resources of AGN in excess of $50,000 for any individual game project; and

              (j) sell, transfer or issue any membership units of AGN except to an investor in the Company.

       6.7 Interest on $400,000 Graff Note. Seller hereby agrees to pay any and all interest owing to Graff on the $400,000 Graff Note at the times and pursuant to the other terms of the Graff Note, provided that Seller shall in no other way be liable for the $400,000 Graff Note. Such payments shall be recorded as a liability of the Company to Seller payable solely out of cash distributions, if any, made by AGN in respect of the membership units of AGN owned by the Company.

       6.8 K-1. Seller hereby agrees to timely prepare (or cause to be prepared) the K-1 filing for members of the Company and to pay any reasonable expense associated with the preparation thereof.







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                                  ARTICLE VII

                               CLOSING CONDITIONS

       7.1 Conditions to Each Party's Obligations. The respective obligations of the parties to consummate the transactions contemplated by this Agreement shall be subject to each of the following conditions.

              (a) No party or the Units shall be subject to any order, judgment, decree or injunction of a court of competent jurisdiction or governmental body, agency or official nor any applicable law or regulation or executive order which prevents consummation of the transactions contemplated hereby on the terms described herein.

              (b) All filings required by applicable law shall have been made and all consents thereunder with respect to the transactions contemplated by this Agreement shall have been obtained.

       7.2 Conditions to the Obligations of Seller. The obligation of the Seller to consummate the transaction contemplated hereby shall be further subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

              (a) Buyers shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date.

              (b) The representations and warranties of the Buyers set forth in this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at and as of the Closing Date (except as otherwise contemplated by this Agreement).

       7.3 Conditions to the Obligations of Buyers. The obligation of Buyers to consummate the transactions contemplated hereby shall be





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
further subject to the fulfillment on or prior to the Closing of each of the following conditions:

              (a) Seller shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date.

              (b) The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at and as of the Closing Date (except as otherwise contemplated by this Agreement).


                                  ARTICLE VIII

                                  TERMINATION

       8.1 Termination. This Agreement may be terminated at any time prior to the Closing:

              (a)  By mutual written consent of all parties to this Agreement.

              (b) By written notice by Seller or Buyers to the other party if the Closing shall not have occurred on or before 5:00 p.m., local time in Tulsa, Oklahoma, on August 14, 1996, unless such failure to occur is due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it or its affiliate at or before the Closing Date.

              (c) By Buyers if there has been a material violation or breach by Seller of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of





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
any condition to the obligations of Buyers specified in Section 7.3 impossible and such violation or breach has not been waived by the Buyers or cured by Seller within 15 days after written notice to Seller of such violation or breach.

              (d) By Seller if there has been a material violation or breach by any of Buyers of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of any condition to the obligations of the Seller specified in Section 7.2 impossible and such violation or breach has not been waived by Seller or cured by Buyers within 15 days after written notice to Buyers of such violation or breach.

       8.2  Procedure and Effect of Termination.

              (a)  In the event of termination of this Agreement pursuant to
Section 8.1, this Agreement shall terminate, and in each case the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto, and there shall be no liability on the part of the parties, except as set forth in Section 6.1, which Section shall survive the termination of this Agreement.

              (b) If this Agreement is terminated as provided in Section 8.1, all filings, applications and other submissions made pursuant to this Agreement shall, to the extent practicable, be withdrawn from the agency or other person to which they were made.


                                   ARTICLE IX

                          SURVIVAL AND INDEMNIFICATION

       9.1 Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the execution and delivery hereof and the delivery of all of the documents executed in connection herewith and shall continue in full force and effect after





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
the date hereof and after the Closing Date for a period of one (1) year, except that (i) the representation and warranty of the parties contained in Section 4.1, Section 4.2 and Section 5.1, respectively, shall survive without limitation or until the expiration of any applicable statute of limitations, and (ii) any covenants or agreements contained herein or made pursuant hereto which by their terms are to be performed after Closing shall survive until fully discharged, including, without limitation, the covenants of Seller set forth in Sections 6.7 and 6.8. The date until which the representations, warranties, covenants and agreements of the parties hereto survive, as set forth herein, is known as the "Expiration Date". From and after the Expiration Date, no party shall be under any liability whatsoever with respect to any such representation or warranty or any obligation or liability based upon such representation or warranty, except for breaches as to which a party shall have given notice (specifying, with reasonable particularity, facts establishing such breach) to the other party or parties prior to the applicable Expiration Date and the representations, warranties and covenants specified in clauses (i) and (ii) above. The respective representations and warranties contained herein or in any certificates delivered pursuant to this Agreement prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

       9.2  Indemnification.  Subject to the limitation set forth in Section
9.1:

              (a) Seller hereby agrees to indemnify, defend and hold harmless each Buyer and any subsidiary or Affiliate of any Buyer, and any officer, director, stockholder, employee, representative or agent of any thereof and their respective successors and assigns from and against all Losses and Claims based upon, arising out of or resulting from, any breach of any representation or warranty of Seller that survives the Closing as provided in Section 9.1 and any covenant or agreement of Seller contained in this Agreement.





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
              (b) Each Buyer, severally and not jointly, hereby agrees to indemnify, defend and hold harmless Seller and any subsidiary or Affiliate of Seller, and any officer, director, stockholder, employee, representative or agent of any thereof and their respective successors and assigns, from and against all Losses and Claims based upon, arising out of or resulting from, any breach of any representation or warranty of such Buyer that survives the Closing as provided in Section 9.1 and any covenant or agreement of such Buyer contained in this Agreement.

       9.3 Notice of Claim. If any party hereto has suffered or incurred any Loss or Claim, whether pursuant to an administrative proceeding, action at law, suit in equity, or otherwise is instituted which, if decided adversely to a party, would result in such party suffering or incurring any Loss, such party shall give prompt written notice to the party against which a Claim for indemnification may be made pursuant to this Agreement ("indemnifying party"), setting forth: (a) the facts or events, in reasonable detail which indicate that such party has suffered or incurred such Loss, (b) the Section or Sections of this Agreement (in addition to this Article IX) under which such party has suffered or incurred such Loss, (c) the amount of such Loss(estimated, if necessary) or, in the case of a Claim, such party's then good faith estimate of the reasonably foreseeable estimated amount of its claim for indemnification for such Loss, and (d) the method of computation of the amount of such Loss, any of which information shall be promptly amended by such party when its knowledge of the facts or events and any resulting liability so warrant. No party shall be liable for indemnification pursuant to Section 9.2 unless notice of claim for such indemnification has been given in accordance with this
Section 9.3 and on or prior to the Expiration Date, if applicable.

       9.4 Defense of Claim. The indemnifying party shall have the right to conduct and control, at its expense and through counsel of its own choosing, the defense of any Claim, action or suit, but the indemnified party may, at its election, participate in the defense of such Claim, action or suit at its sole cost and expense; provided that if (a) the indemnifying party shall fail to defend any such Claim, (b) the indemnifying party and indemnified party mutually agree or (c) the named parties to such Claim,(including any impeded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then the indemnified party may defend, through counsel of its own choosing, such Claim and settle such Claim, and recover from the indemnifying party the amount of any settlement to which the indemnifying party consents or of any resulting judgment and the costs and expenses of such defense, provided that the indemnified party shall not compromise or settle any Claim without the prior written consent of the indemnifying party, which consent will not be unreasonably withheld, continued or delayed.


                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

       10.1 Amendment and Modification. This Agreement may be amended, modified or supplemented only by a subsequent written agreement of the Seller and Buyers.

       10.2 Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

       10.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three days after mailed by registered or certified mail (return receipt requested), postage prepaid or one Business Day after mailed by reputable overnight courier, to each Seller and the Company at the addresses set forth below their signature on the signature page to this Agreement and to the Buyers if sent to Lawrence Kaplan at GV Capital Corp., 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, New York 11788, who is hereby designated as agent of the Buyers upon whom notice and process against the Buyers may be served (or at such other address for a party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof).

       10.4 Assignment. This Agreement may not be assigned, in whole or in part, by the parties hereto without the prior written consent of the parties, except as set forth on Exhibit A.

       10.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to principles of conflicts of law which require that the substantive laws of another jurisdiction apply.

       10.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       10.7 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

       10.8 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted. All provisions of this Agreement shall be enforced to the full extent permitted by law.

       10.9 No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

       10.10 Entire Agreement. This Agreement, including the documents, schedules, certificates and instruments referred to herein, is the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby.

       10.11 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

       10.12 Consent to Jurisdiction and Venue. The parties hereto agree that any legal or equitable action for claims arising out of, or to enforce the terms of, this Agreement may be brought in the State of New York and any court within such state shall have personam jurisdiction over the parties and venue of the action shall be appropriate in such court.





                     [THIS SPACE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.




                                                  TV Games, Inc.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                                  7535 South Lewis, Suite 302
                                                  Tulsa, Oklahoma
                                                  Attn: Gordon Graves
                                                  Fax: (918) 494-0177
                                                  Phone: (800) 726-2464



                                                  AGN Venturer L.L.C.



                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                                  7535 South Lewis, Suite 302
                                                  Tulsa, Oklahoma
                                                  Attn: Gordon Graves
                                                  Fax: (918) 494-0177

                                                  "BUYERS"

                                                  OK Association Pension Plan


                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                                  Address:
                                                  G-V Capital Corp.
                                                  150 Vanderbilt Motor Parkway
                                                  Suite 311
                                                  Hauppague, New York 11788
                                                  Fax: (516) 273-0047
                                                  Phone: (516) 273-0058



                                                  ------------------------------
                                                  Name: Larry Kaplan

                                                  Address:
                                                  G-V Capital Corp.
                                                  150 Vanderbilt Motor Parkway
                                                  Suite 311
                                                  Hauppague, New York 11788
                                                  Fax: (516) 273-0047
                                                  Phone: (516) 273-0058



                                                  ------------------------------
                                                  Name: Stanley Kaplan

                                                  Address:
                                                  Gro-Vest Management, Inc.
                                                  150 Vanderbilt Motor Parkway
                                                  Suite 311
                                                  Hauppauge, New York, 11788
                                                  Fax: (516) 273-0047
                                                  Phone: (516) 273-0058






                                                  ------------------------------
                                                  Name: Michael Miller

                                                  Address:
                                                  485 Madison Avenue
                                                  Suite 1100
                                                  New York, New York 10022
                                                  Fax: (212) 207-4976
                                                  Phone: (212) 207-4400



                                                  ------------------------------
                                                  Name: Gordon Graves

                                                  Address:
                                                  Multimedia Games, Inc.
                                                  7335 South Lewis
                                                  Suite 204
                                                  Tulsa, Oklhaoma 74136
                                                  Fax: (918) 494-0177
                                                  Phone: (800) 726-2464

                                                  Castletownbere Associates,
                                                  L.L.C.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                                  Address:
                                                  Walsh Manning Securities, Inc.
                                                  90 Broad Street
                                                  New York, New York 10004
                                                  Fax: (212) 482-0809
                                                  Phone (800) 553-3290
                                                  Attention: Frank Skelly


                                                  ------------------------------
                                                  Name: Kenneth Orr


                                                  Address:
                                                  First Cambridge
                                                  375 Park Avenue
                                                  New York, New York 10152
                                                  Fax: (212) 753-6450
                                                  Phone (212) 935-5000


                                                  Alliance Capital Corp.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------


                                                  Address:
                                                  4 Fox Meadow
                                                  Lloyd Harbor, NY 11743
                                                  Fax: (516) 271-7721
                                                  Phone: (516) 271-1651
                                                  Attention: Ken Greene


                                                  The Holding Company


                                                  By:
                                                      --------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                         -----------------------

                                                  Address:
                                                  2 North LaSalle
                                                  Suite 2200
                                                  Chicago, Illinois 60602
                                                  Fax: (312) 269-1747
                                                  Phone: (312) 269-1700
                                                  Attention: Burton W. Kanter




                                                  ------------------------------
                                                  Name: Rich Pollack

                                                  Address:
                                                  Walsh Manning Securities, Inc.
                                                  90 Broad Street, Suite 16
                                                  New York, New York, 10004
                                                  Fax: (212) 482-0809
                                                  Phone: (800) 553-3290



                                                  Jericho Capital Corp.


                                                  By:
                                                      --------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                         -----------------------


                                                  Baystate Development Trust


                                                  By:
                                                      --------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                         -----------------------